                                                                   EXHIBIT 10.10

                         PLEDGE AND SECURITY AGREEMENT

                                    made by

                            NEXSTAR FINANCE, L.L.C.
                      NEXSTAR BROADCASTING GROUP, L.L.C.
                     NEXSTAR BROADCASTING OF ABILENE, INC.
              NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, INC.
                    NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                              ERC HOLDINGS, INC.
                      NEXSTAR BROADCASTING OF ERIE, INC.
                     NEXSTAR BROADCASTING OF JOPLIN, INC.
                    NEXSTAR BROADCASTING OF LOUISIANA, INC.
                 NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.
                        NEXSTAR MIDWEST HOLDINGS, INC.
            NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
                     NEXSTAR BROADCASTING OF PEORIA, INC.
                    NEXSTAR BROADCASTING OF ROCHESTER, INC.
                  NEXSTAR BROADCASTING OF WICHITA FALLS, INC.
                        NEXSTAR FINANCE HOLDINGS, INC.
                       NEXSTAR FINANCE HOLDINGS, L.L.C.
                    NEXSTAR BROADCASTING OF ABILENE, L.L.C.
             NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
                   NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
                       ENTERTAINMENT REALTY CORPORATION
                     NEXSTAR BROADCASTING OF ERIE, L.L.C.
                    NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
                   NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
                NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
                   NEXSTAR BROADCASTING OF THE MIDWEST, INC.
                       NEXSTAR BROADCASTING GROUP, INC.
           NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
                             NEXSTAR FINANCE, INC.
                    NEXSTAR BROADCASTING OF PEORIA, L.L.C.
                   NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
                 NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.

                                  in favor of

                            BANK OF AMERICA, N.A.,

                              as Collateral Agent

                         Dated as of January 12, 2001

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made and entered
                                               ---------
into effective as of January 12, 2001 by and among Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), and the direct or
                                                   ------
indirect subsidiaries of the Parent from time to time parties hereto (each, a "Pledgor" and, together with the other signatories hereto and such other
 -------
entities from time to time parties hereto pursuant to Section 32 hereof, collectively, the "Pledgors") in favor of Bank of America, N.A., as Collateral
                   --------
Agent (in such capacity, the "Pledgee").
                              -------

                                   RECITALS:

     A. Nexstar Finance, L.L.C., a Delaware limited liability company (the "Borrower"), is a party to that certain Credit Agreement, dated as of even date
 --------
herewith (as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Credit Agreement"),
                                                          ----------------
among the Borrower, the Parent, certain Subsidiaries of the Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A. as Administrative Agent for
                      -----
the Banks (in such capacity and together with its successors in such capacity in such capacity, the "Administrative Agent"), Barclays Bank PLC as Syndication
                    --------------------
Agent and First Union National Bank as Documentation Agent, pursuant to which the Banks have severally agreed to make loans to the Borrower, and Bank of America, N.A. (the "Issuing Bank" and, together with the Banks, the
                    ------------
Administrative Agent and the Collateral Agent, collectively, the "Bank
                                                                  ----
Creditors") has agreed to issue letters of credit for the account of, the
---------
Borrower, upon the terms and conditions set forth therein. Capitalized terms used but not defined herein have the meanings assigned to such terms in such Credit Agreement.

     B. The Borrower may also from time to time be party to one or more Interest Rate Protection Agreements with any Bank or an Affiliate of any Bank (even if any such Bank ceases to be a Bank under the Credit Agreement for any reason), and their successors and assigns, if any (collectively, the "Interest
                                                                      --------
Rate Protection Creditors") providing for protection against fluctuations in
-------------------------
interest rates.

     C. Each Pledgor (other than the Borrower) has guaranteed the obligations and liabilities of the Borrower under the Loan Documents and the Interest Rate Protection Agreements pursuant to Guaranty Agreements, dated as of even date herewith (the "Nexstar Guaranties"), made by such Pledgors to and in favor of
               ------------------
the Guaranteed Parties (as defined therein).

     D. Each Pledgor has also guaranteed certain obligations and liabilities of Bastet Broadcasting, Inc. ("Bastet") and Mission Broadcasting of Wichita
                               ------
Falls, Inc. ("Mission Wichita Falls" and, together with Bastet, collectively,
              ---------------------
the "Bastet/Mission Borrowers") pursuant to a Guaranty Agreement, dated as of
     ------------------------
even date herewith (the "Bastet/Mission Guaranty"), made by such Pledgor to and
                         -----------------------
in favor of the Guaranteed Parties (as defined therein, herein called the "Bastet/Mission Guaranteed Parties"), which obligations and liabilities arise in
 ---------------------------------
connection with

(i) that certain Credit Agreement, dated as of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Bastet/Mission Credit Agreement"), among the
                         -------------------------------
Bastet/Mission Borrowers, the several financial institutions from time to time parties thereto, Bank of America, N.A. as Administrative Agent, Barclays Bank PLC as Syndication Agent and First Union National Bank as Documentation Agent, and (ii) certain interest rate protection agreements.

     E. Each Pledgor has further guaranteed certain obligations and liabilities of Perry A. Sook, an individual residing in Tarrant County, Texas ("Sook") pursuant to a Guaranty Agreement, dated as of January 5, 1998 (the
  ----
"Management Loan Guaranty"), made by such Pledgors to and in favor of Bank of
 ------------------------
America, N.A. (f/k/a Bank of America National Trust and Savings Association and hereinafter referred to as the "Management Loan Creditor"), which obligations
                                ------------------------
and liabilities arise in connection with that certain Loan Agreement, dated as of January 5, 1998 (as amended by that certain Amendment No. 1 to Individual Loan Agreement dated as of January 12, 1998, that certain Amendment No. 2 to Individual Loan Agreement dated as of August 12, 1998, and as the same may be further amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Management Loan Agreement"), between
                                            -------------------------
Sook and the Management Loan Creditor. The Management Loan Creditor, the Bank Creditors, the Interest Rate Protection Creditors, the Bastet/Mission Guaranteed Parties and the Pledgee are hereinafter from time to time collectively referred to as the "Secured Creditors".
           -----------------

     F. It is a condition precedent to each of the above-described extensions of credit that are to be made on or after the date hereof that the Pledgors execute and deliver this Agreement in favor of the Pledgee.

     G. Accordingly, each Pledgor desires to execute this Agreement in order to satisfy each such condition.

     NOW, THEREFORE, for good and valuable consideration, each Pledgor hereby agrees with the Pledgee for the benefit of the Secured Creditors as follows:

     1.   Defined Terms.  The following terms shall have the meanings herein
          -------------
specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Acceleration Event" means the acceleration prior to the stated final
           ------------------
     maturity of, or the failure to pay at stated final maturity, any of the Primary Obligations (as defined in Section 18(b)), provided, that any such
                                        -------------   --------
     Acceleration Event shall cease to exist upon payment in full of the Primary Obligations so accelerated or not paid.

          "Agreement" means this Pledge and Security Agreement, as it may be
           ---------
     amended, restated, supplemented or otherwise modified from time to time.

          "Bankruptcy Default" means any Event of Default with respect to any
           ------------------
     Pledgor pursuant to Section 9.01(f) or (g) of the Credit Agreement or under any analogous provision of the Interest Rate Protection Agreements, the Bastet/Mission Guaranty or the Management Loan Guaranty.

          "Class" means each class of the Secured Creditors, i.e., whether (i)
           -----
     the Bank Creditors as holders of the Loan Document Obligations (as defined in Section 3(a)), or (ii) the Interest Rate Protection Creditors as holders
        ------------
     of the Interest Rate Protection Obligations (as defined in Section 3(a)),
                                                                ------------
     or (iii) the Management Loan Creditor, as holder of the Management Loan Guaranty Obligations (as defined in Section 3(a)) or (iv) the
                                         ------------
     Bastet/Mission Creditors, as holders of the Bastet/Mission Guaranty Obligations (as defined in Section 3(a)).
                                ------------

          "Event of Default" means each Event of Default under, and as defined
           ----------------
     in, the Credit Agreement or an event of default under any other Secured Debt Document.

          "Lien Termination Date" shall be the date on which (i) all Obligations
           ---------------------
     under the Credit Agreement and the other Loan Documents (other than indemnities for which no request for payment has been made) have been paid in full and all Letters of Credit and commitments thereunder have been terminated and the obligations of the Pledgors under the Management Loan Guaranty and the Bastet/Mission Guaranty have terminated or (ii) the Pledgee and, to the extent required by Section 11.01(a)(vii) of the Credit Agreement, each of the Banks shall have released all of the Pledged Collateral.

          "Limited Liability Company Assets" means all assets, whether tangible
           --------------------------------
     or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any LLC Interest.

          "LLC Interests" means all limited liability company interests at any
           -------------
     time owned by any Pledgor of any limited liability company.

          "Notes" means (i) all promissory notes at any time issued to any
           -----
     Pledgor by any other Pledgor and (ii) all other promissory notes from time to time issued to, or held by, each Pledgor.

          "Notified Acceleration Event" means any Acceleration Event with
           ---------------------------
     respect to which the Majority Banks have given written notice to the Administrative Agent that a Notified Acceleration Event exists, provided
                                                                     --------
     that such written notice may only be given if such Acceleration Event is continuing and, provided, further, that any such Notified Acceleration
                     --------  -------
     Event shall cease to exist once there is no longer any Acceleration Event with respect thereto in existence.

          "Ownership Interests" means all of the Securities, Partnership
           -------------------
     Interests and LLC Interests.

          "Partnership Assets" means all assets, whether tangible or intangible
           ------------------
     and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned or represented by any Partnership Interest.

          "Partnership Interests" means all partnership interests at any time
           ---------------------
     owned by any Pledgor of any partnership.

          "Pledged Collateral" means all Pledged Ownership Interests together
           ------------------
     with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder.

          "Pledged Corporation" means any corporation, any stock of which is
           -------------------
     pledged by any Pledgor hereunder.

          "Pledged Limited Liability Company" means any limited liability
           ---------------------------------
     company, any units or limited liability company interests of which are pledged by any Pledgor hereunder.

          "Pledged LLC Interests" means all LLC Interests pledged or required to
           ---------------------
     be pledged hereunder.

          "Pledged Notes" means all Notes at any time pledged or required to be
           -------------
     pledged hereunder.

          "Pledged Ownership Interests" means all Pledged Securities, Pledged
           ---------------------------
     Partnership Interests and Pledged LLC Interests.

          "Pledged Partnership" means any partnership any partnership interests
           -------------------
     of which are pledged by any Pledgor hereunder.

          "Pledged Partnership Interests" means all Partnership Interests
           -----------------------------
     pledged or required to be pledged hereunder.

          "Pledged Securities" means all Pledged Stock and all Pledged Notes.
           ------------------

          "Pledged Stock" means all Stock at any time pledged or required to be
           -------------
     pledged hereunder.

          "Requisite Creditors" of any Class means (i) with respect to the Loan
           -------------------
     Document Obligations, the holders of more than 50% of all such obligations outstanding from time to time under the Loan Documents, (ii) with respect to the Interest Rate Protection Obligations, the holders of more than 50% of all such obligations outstanding from time to time under the Interest Rate Protection Agreements, (iii) with respect to the Management Loan Guaranty Obligations, the Management Loan Creditor, and (iv) with respect to the Bastet/Mission Guaranty Obligations, the holders of more than 50% of the Bastet/Mission Guaranty Obligations.

          "Refinanced Credit Facility" means that certain Second Amended and
           --------------------------
     Restated Credit Agreement dated as of June 1, 1999, among Nexstar Broadcasting Group, Inc., Nexstar Broadcasting of Wichita Falls, L.P., Entertainment Realty Corporation, Nexstar Broadcasting of Northeastern Pennsylvania, L.P., Nexstar Broadcasting of Joplin, L.P., Nexstar Broadcasting of Erie, L.P., Nexstar Broadcasting of Beaumont/Port Arthur, L.P.,

     Nexstar Broadcasting of the Midwest, Inc., Nexstar Broadcasting of Rochester, L.L.C., Nexstar Broadcasting of Abilene, L.L.C., as Borrowers, Nexstar Broadcasting Group, L.L.C., as Guarantor, various banks, Bank of America, N.A. as Administrative Agent and Issuing Bank, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent.

          "Secured Debt Documents" means (i) the Credit Agreement, (ii) the
           ----------------------
     Bastet/Mission Credit Agreement, (iii) the other Loan Documents (as defined in each of the Credit Agreement and the Bastet/Mission Credit Agreement),
     (iv) the Interest Rate Protection Agreements, and (v) the Management Loan Guaranty.

          "Securities" means all of the Stock and Notes.
           ----------

          "Stock" means (i) with respect to corporations incorporated under the
           -----
     laws of the United States or any state or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of
      --------------------
     capital stock of any Domestic Corporation at any time owned by any Pledgor and (ii) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital
      -------------------
     stock of any Foreign Corporation at any time directly owned by any Pledgor, provided that such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

     2.   Pledge. Each Pledgor hereby pledges to the Pledgee for the benefit of
          ------
each of the Secured Creditors, and grants to the Pledgee for the benefit of each of the Secured Creditors, a first priority security interest in, the following:

          (a)  (i)     All of the Securities outstanding on the date hereof;

               (ii) all additional Securities from time to time acquired (by purchase, stock dividend or otherwise) at any time or from time to time after the date hereof by such Pledgor and any other securities, options or rights received by such Pledgor pursuant to any reclassification, reorganization, increase or reduction of capital or stock dividend or in substitution of or in exchange for any of the Securities so that all of the issued and outstanding capital stock of any corporation owned by such Pledgor will continue to be pledged to the Pledgee; provided that no Pledgor shall be required at any time to
                       --------
          pledge hereunder (x) any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation, or (y) any Stock which represents more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote;

                 (iii) the certificates or instruments representing the Securities referred to in clauses (a)(i) and (a)(ii) above; and

                 (iv) all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Securities referred to in clauses (a)(i) and (a)(ii) above.

          (b) All of the Partnership Interests and all of such Pledgor's right, title and interest in each Pledged Partnership, including without limitation:

               (i) all the capital thereof and such Pledgor's interest in all profits, losses, Partnership Assets and other distributions (other than distributions not prohibited by Section 8.10 of the Credit Agreement) to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

               (ii) all other payments due or to become due to such Pledgor in respect of such Partnership Interests, whether under any limited partnership agreement or otherwise, and whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited partnership agreement or at law or otherwise in respect of such Partnership Interests;

               (iv) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

               (v) all of such Pledgor's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interest, including any power to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

               (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

               (vii) all additional Partnership Interests at any time or from time to time after the date hereof acquired by such Pledgor in any manner; and

               (viii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

          (c) All of the LLC Interests and all of such Pledgor's right, title and interest in each Pledged Limited Liability Company, including without limitation:

               (i) all the capital thereof and such Pledgor's interest in all profits, losses, Limited Liability Company Assets (as defined below) and other distributions (other than distributions not prohibited by Section 8.10 of the Credit Agreement) to which such Pledgor shall at any time be entitled in respect of such LLC Interests;

               (ii) all other payments due or to become due to such Pledgor in respect of such LLC Interests, whether under any limited liability company agreement or otherwise, and whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited liability company agreement or at law or otherwise in respect of such LLC Interests;

               (iv) all present and future claims, if any, of such Pledgor against any Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

               (v) all of such Pledgor's rights under any limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such LLC Interests, including any power to terminate, cancel or modify any limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such LLC Interests and any Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

               (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

               (vii) all additional LLC Interests at any time or from time to time after the date hereof acquired by such Pledgor in any manner; and

               (viii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

     3.   Security for Obligations. This Agreement is made by each Pledgor for
          ------------------------
the benefit of the Secured Creditors to secure:

          (a) the full and prompt payment and performance when due, whether at stated maturity, by acceleration or otherwise, of (i) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which such Pledgor is a party and due performance and compliance by such Pledgor with the terms of each such Loan Document to which such Pledgor is a party (the "Loan Document Obligations"), (ii) all obligations (including obligations
      -------------------------
     which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Interest Rate Protection Creditors, now existing or hereafter incurred under, arising out of or in connection with the Interest Rate Protection Agreements, including all obligations of such Pledgor under any Guaranty in respect of the Interest Rate Protection Agreements (the "Interest Rate
                                                              -------------
     Protection Obligations"), (iii) all obligations (including obligations
     ----------------------
     which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Management Loan Creditor, now existing or hereinafter incurred under, arising out of or in connection with the Management Loan Guaranty (the "Management Loan
                                                              ---------------
     Guaranty Obligations"); and (iv) all obligations (including obligations
     --------------------
     which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Bastet/Mission Creditors, now existing and hereafter incurred under, arising out of or in connection with the Bastet/Mission Guaranty (the "Bastet/Mission Guaranty Obligations");
      -----------------------------------

          (b) any and all sums advanced by the Pledgee in order to preserve the Pledged Collateral or preserve its security interest in the Pledged Collateral;

          (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) and (b) above, so long as an Event of Default (such term, as used in this Agreement shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) of any Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Pledged Collateral, or of any exercise by the Pledgee of its rights hereunder (including, without limitation, all transfer taxes (other than income and franchise taxes) arising as a result of any dissolution of a Pledged Partnership or Pledged Limited Liability Company), together with reasonable attorneys' fees and court costs; and

          (d) all amounts paid by any Secured Creditor to which such Secured Creditor has the right to reimbursement under Sections 20 and 21 of this
                                                   -----------     --
     Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (a) through (d) of this Section 3 being collectively called the "Obligations", it
                    ---------                                -----------
being acknowledged and agreed that the Obligations shall include extensions of credit described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

     4.   Delivery of Pledged Collateral; Uncertificated Ownership Interests.
          ------------------------------------------------------------------

          (a) All certificates or instruments representing or evidencing the Pledged Collateral are simultaneously herewith being delivered to the Pledgee to be held by or at the direction of the Pledgee pursuant hereto and are to be accompanied by duly executed instruments of transfer or assignment, endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by the respective Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of Stock, with signatures appropriately guaranteed to the extent required) in the case of capital stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee. The Pledgee shall have the right, at any time in its reasonable discretion and without notice to any Pledgor, to (i) transfer to any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a) of this Agreement and to applicable law and (ii)
                  ------------
     if an Event of Default shall have occurred and be continuing, to register any or all of the Pledged Collateral in its own name. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b) Notwithstanding anything to the contrary contained in clause (a) above, if any Pledged Ownership Interests (whether now owned or hereafter acquired) are uncertificated securities, uncertificated partnership interests or uncertificated limited liability company interests, as the case may be, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Article 8 or 9 of the New York Uniform Commercial Code, if applicable). Each Pledgor further agrees to take such actions as the Pledgee reasonably deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Ownership Interests promptly upon request of the Pledgee.

     5.   Representations and Warranties. Each Pledgor represents and warrants
          ------------------------------
as follows:

          (a) All of the Stock owned by such Pledgor on the date hereof is described under such Pledgor's name in Schedule A hereto, which Stock
                                            ----------
     consists of the number and class of Stock and constitutes the percentage ownership of each class of Stock of the relevant Pledged Corporation as is described in Schedule A hereto.
                  ----------

          (b) All of the Notes owned by such Pledgor on the date hereof are described under such Pledgor's name in Schedule A hereto.
                                            ----------

          (c) All of the Partnership Interests owned by such Pledgor on the date hereof are described under such Pledgor's name in Schedule A hereto,
                                                            ----------
     which Partnership Interests consist of the number and class of Partnership Interests and constitute the percentage ownership of each class of Partnership Interests of the relevant Pledged Partnership as is described on Schedule A hereto.
        ----------

          (d) All of the LLC Interests held by such Pledgor on the date hereof are described under such Pledgor's name in Schedule A hereto, which LLC
                                                ----------
     Interests consist of the number and class of LLC Interests and constitute the percentage ownership of each class of LLC Interests of the relevant Pledged Limited Liability Company as is described on Schedule A hereto.
                                                          ----------

          (e) All of the shares and interests of Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests hereunder (i) have been duly authorized and validly issued (ii) are fully paid and non-assessable and (iii) are not subject to any options, warrants, calls, preemptive rights or commitments of any character whatsoever relating to any of the Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests other than options in favor of the Parent and (x) the Permitted Holdings Preferred Equity, (y) the Permitted Borrower Preferred Equity and (z) the Permitted Permanent Holdings Preferred Equity.

          (f) Such Pledgor is the sole record and beneficial owner of the Pledged Collateral pledged by it hereunder, and has good and marketable title thereto, free and clear of any Lien except for (i) the Lien created by this Agreement and (ii) Permitted Liens.

          (g) Such Pledgor has full power, authority, legal right and requisite authority to pledge, assign, transfer and deliver the Pledged Collateral being pledged by it to the Pledgee as provided herein.

          (h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

          (i) The pledge, assignment and delivery to the Pledgee by such Pledgor of Pledged Collateral pursuant to this Agreement creates a valid and, upon the filing of any UCC-1 financing statements required to be filed under Article 9 of the Uniform Commercial Code as in effect in any relevant jurisdictions on the date hereof, perfected first priority security interest in such Pledged Collateral and the proceeds thereof securing the payment of the Obligations, and subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include such Pledged Collateral (other than Permitted Liens).

          (j) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required (x) in connection with such disposition by laws affecting the offering and sale of securities generally and (y) by the Communications Act of 1933, as amended, and the rules, regulations and policies of the FCC).

          (k) The execution, delivery and performance of this Agreement is not in conflict with and does not violate any material instrument or agreement to which such Pledgor is a party or by which such Pledgor is bound.

          (l) To each Pledgor's knowledge, each of the Pledged Notes constitutes, or when executed by the obligor thereof, will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may by limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (m) Each limited partnership agreement or limited liability company agreement is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms and, together with this Agreement, contains the entire agreement among the Pledgors relating to the subject matter thereof. No Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any limited partnership agreement or limited liability company agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. At no time in the past has any Pledgor been in default for the payment of any portion of a mandatory capital contribution or in violation of any other material provisions of any limited partnership agreement or limited liability company agreement to which such Pledgor is a party or otherwise in default or violation thereunder other than those which have been cured or waived prior to the date of this Agreement. No Pledged Partnership Interest or Pledged LLC Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto. There are no certificates, instruments, documents or other writings (other than the limited partnership agreements and certificates delivered to the Pledgee) which evidence any Partnership Interest or LLC Interest of such Pledgor.

          (n) Other than financing statements in favor of Bank of America, N.A. as Collateral Agent in connection with the Refinanced Credit Facility, there are no currently effective financing statements under the Uniform Commercial Code covering any property which is now or hereafter may be included in the Pledged Collateral.

          (o) The chief executive office and principal place of business of such Pledgor and the sole location where the records of such Pledgor with respect to the Pledged Collateral are kept are located at the address set forth for such Pledgor on Schedule B attached hereto.
                               ----------

          (p) Except as described on Schedule C of the Security Agreement, dated as of even date herewith, among the Pledgors and the Pledgee, as of the date hereof, no Pledgor has or operates nor has had or operated in any jurisdiction within the five year period preceding the date of this Agreement under any name except its legal name as set forth on the signature pages hereto.

The representations and warranties set forth in this Section 5 shall survive the
                                                     ---------
execution and delivery of this Agreement.

     6.   Covenants.  Each Pledgor covenants and agrees as follows:
          ---------

          (a) Such Pledgor will defend the right, title and security interest of the Pledgee and the Secured Creditors in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

          (b) Such Pledgor will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Pledged Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

          (c) Such Pledgor will take no action which would violate any of the terms of any Secured Debt Document.

          (d) Other than the Permitted Holdings Preferred Equity, the Permitted Borrower Preferred Equity and the Permitted Permanent Holdings Preferred Equity, the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests constitute, and will at all times hereafter continue to constitute, in the aggregate, all of the stock, partnership interests or limited liability company interests, as applicable, of each Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company, as applicable;

          (e) Such Pledgor shall not create, and shall not permit any Pledged Partnership or Pledged Limited Liability Company to create, any options or rights or other agreements to sell or otherwise transfer, nor sell or otherwise transfer, any partnership interests or limited liability company interests, as applicable;

          (f) Such Pledgor will not sell, assign, or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant a security interest in or otherwise encumber any of the Pledged Collateral or any interest therein, or suffer any of the same to exist other than options in favor of the Parent, the Permitted Holdings Preferred Equity, the Permitted Borrower Preferred Equity and the Permitted Permanent Holdings Preferred Equity; and any sale, assignment, option, mortgage, pledge, security interest or other encumbrance or disposition of any nature whatsoever made in violation of this covenant shall be a nullity and of no force and effect, and upon demand of the Pledgee, shall forthwith be canceled or satisfied by an appropriate instrument in writing, except as permitted by the Credit Agreement.

          (g) Such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Lien Termination Date, there will not ever be on file in any public office, any enforceable financing statement or statements covering any or all of the Pledged Collateral, except financing statements filed or to be filed in favor of the Pledgee (or its predecessor or successors, if any) as secured creditor.

          (h) Each Pledgor shall give the Pledgee prompt notice of any written claim relating to the Pledged Collateral. Each Pledgor shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Pledged Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof.

          (i) No Pledgor shall withdraw as a general partner or limited partner of any Pledged Partnership or as a member of any Pledged Limited Liability Company, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership or Pledged Limited Liability Company or seek a partition of any property of any Pledged Partnership or Pledged Limited Liability Company, except as permitted by the Credit Agreement.

          (j) No Pledgor shall move its chief executive office, principal place of business, or such location of records unless (i) it shall have given to the Pledgee not less than 30 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Pledged Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          (k) No Pledgor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name unless (i) it shall have given to the Pledgee not less than 30 days prior written notice of its commencing to do so, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new name, it shall have taken all reasonable action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Pledged Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          (l) Each Pledgor that is a Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company hereby agrees to (i) register the pledge of such Ownership Interests in such Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company's books, and (ii) comply, without further consent or authorization from the Person that pledged such Ownership Interests, with all instructions of the Pledgee that are given pursuant to a right or remedy granted under this Agreement and in accordance with the terms of this Agreement.

     7.   Further Assurances; Supplements.
          -------------------------------

          (a) Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) Each Pledgor will defend the title to the Pledged Collateral and the Liens of the Pledgee thereon against the claim of any Person and will maintain and preserve such Liens until the Lien Termination Date.

          (c) Each Pledgor will, upon obtaining any additional Ownership Interests, pledge all such additional Ownership Interests (or certificates or instruments representing Ownership Interests) and promptly (and in any event within three Business Days) deliver to the Pledgee a Supplement to Pledge and Security Agreement, duly executed by such Pledgor, in substantially the form of Annex A hereto (a "Supplement to Pledge and
                               -------            ------------------------
     Security Agreement"), identifying the additional Ownership Interests which
     ------------------
     are pledged pursuant to Section 2(a)(ii), (b)(vii) and (c)(vii) of this
                             ----------------  --------     --------
     Agreement; provided that no Pledgor shall be required at any time to pledge
                --------
     hereunder (i) any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation, or (ii) any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

          (d) Each Pledgor hereby authorizes the Pledgee to attach each Supplement to Pledge and Security Agreement to this Pledge and Security Agreement and agrees that all Ownership Interests listed on any Supplement to Pledge and Security Agreement (including any schedule(s) thereto) delivered to the Pledgee shall for all purposes hereunder constitute Pledged Collateral.

          (e) Each Pledgor will, at the request of the Pledgee, deliver an opinion of counsel, in form and substance reasonably satisfactory to the Pledgee, as to the validity and perfection of the security interest granted in the Pledged Collateral identified in any Supplement to Pledge and Security Agreement (including any schedule(s) thereto) and the proceeds thereof.

          (f) With respect to each Partnership Interest, each Pledgor shall provide each of the following to Pledgee at Pledgee's request:

               (i) such agreements, motions, and stipulations as are necessary for the entry of judgment against such Pledgor for the purpose of obtaining a charging lien or charging order (each being referred to as a "Charging Order") against the respective Pledged
                            --------------
          Partnership with respect to all Partnership Interests, as well as such other documents and instruments as necessary to index each Charging Order in the state where such Pledged Partnership is organized and in all other jurisdictions as are necessary to enforce the Charging Order including, without limitation the state in which the principal office of such Pledged Partnership is located;

               (ii) such agreements, documents and instruments signed and delivered by the respective Pledged Partnerships as are necessary to enter and enforce all Charging Orders; and

               (iii) such agreements and acknowledgments of the other partners of the Pledged Partnerships which are necessary to enter and enforce each and every Charging Order, including, if necessary or desirable, an amendment of the subject partnership agreement.

     8.   Voting Rights; Dividends.
          ------------------------

          (a) So long as no Event of Default under the Credit Agreement or Notified Acceleration Event shall have occurred and be continuing (and, in the case of Section 8(a)(i) below, until written notice from the Pledgee,
                 ---------------
     acting at the direction of the Majority Banks, to the Pledgors):

               (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof; provided that no vote shall be cast or
                                          --------
          any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with any of the terms of this Agreement, any Secured Debt Document, or which would have the effect of materially impairing the value of the Pledged Collateral or any part thereof or the position or interests of the Pledgee, acting at the direction of the Majority Banks, or any Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and, except in the case of a Bankruptcy Default with respect to such Pledgor, the Pledgee, acting at the direction of the Majority Banks, shall have notified such Pledgor of such cessation, and the Pledgee shall have exercised its rights under Section 15 of this Agreement.
                                     ----------

               (ii) All cash dividends payable in respect of the Pledged Stock, all payments in respect of the Pledged Notes and all distributions in respect of the Pledged Partnership Interests and Pledged LLC Interests shall be paid to the respective Pledgor, provided that all dividends payable in respect of the Pledged Stock
          --------
          which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, and all distributions in respect of the Pledged Partnership Interests and Pledged LLC Interests (other than those not prohibited by Section 8.10 of the Credit Agreement) shall be paid to the Pledgee and retained by it as part of the Pledged Collateral (unless such cash dividends are applied to repay the

          Obligations pursuant to Section 15 of this Agreement). The Pledgee
                                  ----------
          shall also be entitled to receive directly, and to retain as part of the Pledged Collateral:

                    (x) all other property (other than cash) paid or distributed by way of dividend or distribution, as the case may be, in respect of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests;

                    (y) all other property which may be paid in respect of the Pledged Collateral by reason of any consolidation, merger, conveyance of assets, liquidation or similar corporate, partnership or limited liability company, as the case may be, reorganization; and

                    (z) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Collateral by way of stock split, spin-off, split-up, reclassification, combination of shares or similar rearrangement.

          (b) Upon the occurrence and during the continuation of an Event of Default under the Credit Agreement or of a Notified Acceleration Event:

               (i) All rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) above shall cease upon written notice from
                      ---------------
          the Pledgee to the Pledgors (except that no such notice shall be required in the case of a Bankruptcy Default with respect to such Pledgor), and all such rights shall thereupon become vested in the Pledgee (acting at the direction of the Majority Banks) who shall thereupon have the sole right to exercise such voting and other consensual rights during such continuance.

               (ii) All rights of each Pledgor to receive the dividends, payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) above
                                                       ----------------
          shall cease upon written notice from the Pledgee to such Pledgor (except that no such notice shall be required in the case of a Bankruptcy Default), and all such rights shall thereupon become vested in the Pledgee (acting at the direction of the Majority Banks) who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, payments and other distributions during such continuance.

               (iii) All dividends, payments and other distributions which are received by a Pledgor contrary to the provisions of paragraph (ii)
                                                              --------------
          of this Section 8(b) shall be received in trust for the benefit of the
                  ------------
          Pledgee (acting at the direction of the Majority Banks), shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (c) In order to permit the Pledgee (acting at the direction of the Majority Banks) to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 8(b)(i) above, and to receive all
                                      ---------------
     dividends, payments and distributions
     which it may be entitled to receive under Section 8(b)(ii) above, each
                                               ----------------
     Pledgor shall, if necessary, upon written notice from the Pledgee, from time to time execute and deliver to the Pledgee appropriate proxies, dividend payment orders and other instruments as the Pledgee (acting at the direction of the Majority Banks) may reasonably request.

     9.   Transfers and Other Liens; Additional Securities.
          ------------------------------------------------

          (a) Each Pledgor agrees that it will not (i) sell, assign or transfer or otherwise dispose of, or grant any option or warrant (other than options in favor of the Parent) with respect to, any of the Pledged Collateral, except to the extent permitted by Section 8.03 of the Credit Agreement or
     (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the Lien in favor of the Pledgee under this Agreement and except to the extent otherwise permitted by Section 8.02 of the Credit Agreement.

          (b) Each Pledgor agrees that it will, to the extent possible, cause any entity, the Ownership Interests of which are pledged hereunder, not to issue any stock or other securities in addition to or in substitution for the Pledged Collateral other than the Permitted Holdings Preferred Equity, the Permitted Borrower Preferred Equity and the Permitted Permanent Holdings Preferred Equity unless such stock or other securities are issued to a Pledgor under this Agreement.

     10.  Pledgee Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably
          ----------------------------------
constitutes and appoints the Pledgee as such Pledgor's true and lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Pledgee's reasonable discretion for the purpose of carrying out the terms of this Agreement, to the extent permitted by applicable law, to take any action and to execute any document or instrument which the Pledgee may deem reasonably necessary or advisable, including, without limitation, upon the occurrence and during the continuation of any Event of Default or Notified Acceleration Event, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     11.  Pledgee May Perform. If any Pledgor fails to perform any agreement
          -------------------
contained herein, the Pledgee may, upon prior notice to such Pledgor (other than in connection with a Bankruptcy Default) but shall not be obligated to, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall constitute Obligations hereunder.

     12.  The Pledgee as Collateral Agent. The Pledgee will hold in accordance
          -------------------------------
with this Agreement all items of the Pledged Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Pledged Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth in Article X of the Credit Agreement.

     13.  Appointment of Subagents; Endorsements. The Pledgee shall have the
          --------------------------------------
right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Collateral, which may be held (in the discretion of the Pledgee) in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent, provided however that the failure to give notice shall not affect the validity of such appointment.

     14.  Reasonable Care. The Pledgee shall be deemed to have exercised
          ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property of a similar nature, it being understood that neither the Pledgee nor any other Secured Creditor shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee or any other Secured Creditor has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     15.  Remedies Upon Default.
          ---------------------

          (a) If any Event of Default, Bankruptcy Default or Notified Acceleration Event shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Secured Debt Document or by law) for the protection and enforcement of its rights in respect of the Pledged Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

               (i) to sell without notice except as specified below, the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable;

               (ii) to receive all amounts payable in respect of the Pledged Collateral otherwise payable under Section 8(a) hereof to such
                                             ------------
          Pledgor;

               (iii) to transfer all or any part of the Pledged Collateral into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the relevant Pledgor after such transfer, provided, however, that the failure to give such notice shall not
          --------  -------
          affect the validity of such transfer);

               (iv) to accelerate any Pledged Note hereunder which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any such Pledged Note (including, without limitation, to make any demand for payment thereon); and

               (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days notice of the time and place
                     --------
          of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of the Pledged Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Pledged Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Ownership Interests pursuant to this Section 15, and such Pledged Ownership Interests or the part
             ----------
     thereof to be sold shall not, in the reasonable opinion of the Pledgee, be effectively registered pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the Pledgee may, in
                                                   ---
     its sole and absolute discretion, sell such Pledged Ownership Interests or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Ownership Interests or part thereof shall have been filed under the Act,
     (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Ownership Interests or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Ownership Interests at a price which the Pledgee may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid. Each Pledgor acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by applicable law, be deemed to have been made in a commercially reasonable manner.

          (c) Each Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in clause (b) of this Section 15, the Pledgee may, in its
                                           ----------
     discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder; however, the Pledgee shall be under no obligation to exercise such right or to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if the registrant would agree to do so.

          (d) If the Pledgee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgors shall, from time to time, furnish to the Pledgee all such information as the Pledgee may reasonably request in order to determine the number of shares of Stock and other instruments included in the Pledged Collateral which may be sold by the Pledgee in exempt transactions under the Act and rules of the Securities and Exchange Commission (the "SEC") thereunder, as the same
                                                  ---
     are from time to time in effect.

     16.  Registration and Related Rights.
          -------------------------------

          (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests, as the case may be, such Pledgor as soon as practicable and at its expense will use its reasonable best efforts to cause such registration to be effected (and be kept effective) and will use its reasonable best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests, as the case may be, including, without limitation, registration under the Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all others participating in the distribution of such Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests, as the case may be, against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Ownership Interests by the Pledgee expressly for use therein.

          (b) Without limitation of the foregoing, if, at any time when the Pledgee in its sole reasonable discretion determines, following the occurrence and during the continuation of an Event of Default, Bankruptcy Default or Notified Acceleration Event, that, in connection with any actual or contemplated exercise of its rights to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Act, the respective Pledgor shall use its reasonable best efforts, in an expeditious manner, to cause any issuer of any Pledged Collateral to:

               (i) prepare and file with the SEC a registration statement with respect to the Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective;

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever the Pledgee shall desire to sell or otherwise dispose of the Pledged Collateral;

               (iii) furnish to the Pledgee such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Pledgee may reasonably request in order to facilitate the public sale or other disposition of the Pledged Collateral by the Pledgee;

               (iv) use its reasonable best efforts to register or qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States of America as the Pledgee shall request, and do such other reasonable acts and things as may be required of it to enable the Pledgee to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by the Pledgee; and

               (v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable an earnings statement which shall satisfy the provisions of section 11(a) of the Act.

          (c) Each Pledgor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Pledgee and the Secured Creditors by reason of the failure by such Pledgor to perform any of the covenants contained in this Section
                                 -------

     16 and, consequently, agrees that, if such Pledgor shall fail to perform
     --
     any of such covenants, the Pledgee shall be entitled, to the extent, permitted by applicable law, to specific performance.

     17.  Decisions Relating to Exercise of Remedies.
          ------------------------------------------

          (a) Notwithstanding anything to the contrary contained in this Agreement, the Credit Agreement and the other Loan Documents, any Interest Rate Protection Agreement, the Management Loan Guaranty or the Bastet/Mission Guaranty, the Pledgee may exercise, and at the request of the Majority Banks shall exercise or refrain from exercising, all rights and remedies hereunder and provided by law, which remedies are cumulative and not exclusive.

          (b) By acceptance of the benefit of the security interests granted pursuant to this Agreement in the Pledged Collateral, the Interest Rate Protection Creditors, the Management Loan Creditor and the Bastet/Mission Creditors hereby acknowledge that they have no rights to direct the Pledgee to act or refrain from acting with respect to the Pledged Collateral, and hereby acknowledge that the Pledgee shall hold the Pledged Collateral (to the extent such Pledged Collateral is evidenced by certificates, notes or other instruments delivered to it) for itself and the pro rata benefit of the Secured Creditors, subject to the terms and conditions hereof, solely for the purpose of providing them with a pari passu security interest in the Pledged Collateral (subject to the terms and conditions set forth herein). In any proceeding under the Bankruptcy Code or any other Federal or state bankruptcy, insolvency, receivership or similar law and prior to any vote in any such proceeding, the Interest Rate Protection Creditors, the Management Loan Creditor and the Bastet/Mission Creditors shall abstain from any such vote which is taken on a committee of secured creditors or otherwise affects the disposition of the Pledged Collateral.

     18.  Application of Proceeds.
          -----------------------

          (a) All monies collected by the Pledgee upon any sale or other disposition of the Pledged Collateral, through enforcement, realization hereunder or otherwise, together with all other monies received by the Pledgee hereunder, shall be applied as follows:

               (i) first, to the payment of all Obligations owing to the Pledgee of the type described in paragraphs (b) and (c) contained in
          Section 3 hereof;
          ---------

               (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 18(e), with each Secured Creditor receiving an
                         -------------
          amount equal to its outstanding Primary Obligations (as defined in paragraph (b) below) or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined in paragraph (b) below) of the amount remaining to be distributed;

               (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary

          Obligations shall be paid to the Secured Creditors as provided in
          Section 18(e), with each Secured Creditor receiving an amount equal to
          -------------
          its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

               (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 28
                                                                  ----------
          hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

          (b)  As used in this Section 28, (i) "Pro Rata Share" means, when
                               ----------       --------------
     calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction, the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be; (ii) "Primary
                                                                     -------
     Obligations" shall mean (w) in the case of the Loan Document Obligations,
     -----------
     all principal of, and interest on, all Loans, all Letter of Credit Obligations (together with all interest accrued thereon) and all fees payable pursuant to the Loan Documents, (x) in the case of the Interest Rate Protection Obligations, all amounts due under the Interest Rate Protection Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities), (y) all obligations and liabilities of each Pledgor to the Management Loan Creditor, now existing or hereinafter incurred under, arising out of or in connection with the Management Loan Guaranty and (z) all obligations and liabilities of each Pledgor to the Bastet/Mission Creditors, now existing and hereafter incurred under, arising out of or in connection with the Bastet/Mission Guaranty; and (iii) "Secondary Obligations" shall mean all
                                         ---------------------
     Obligations other than Primary Obligations.

          (c) When payments to the Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 18 only) (i) first, to their Primary Obligations and (ii)
          ----------
     second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction, the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Letter of Credit Obligations with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Pledgee for distribution in accordance with
     Section 18(a) hereof.
     -------------

          (e)  Except as set forth in Section 18(d) hereof, all payments
                                      -------------
     required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to the other Secured Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the other Secured Creditors or, in the absence of
      --------------
     such a Representative, directly to the other Secured Creditors.

          (f) For purposes of applying payments received in accordance with this Section 18, (i) the Pledgee shall determine the unpaid Primary
          ----------
     Obligations and the other Loan Document Obligations owed to the Bank Creditors and (ii) the Pledgee may rely on (x) any Interest Rate Protection Creditor to determine the unpaid Primary Obligations and other Interest Rate Protection Obligations owed to such Interest Rate Protection Creditor,
     (y) any Bastet/Mission Creditor to determine the unpaid Primary Obligations and other Bastet/Mission Guaranty Obligations owed to such Bastet/Mission Creditor and (z) the Management Loan Creditor to determine the unpaid Primary Obligations and other Management Loan Guaranty Obligations owed to the Management Loan Creditor.

          (g) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Pledged Collateral hereunder and the aggregate amount of the sums referred to in clauses (i) through (iii), inclusive, of Section
                                                                         -------
     18(a).
     -----

     19.  Purchasers of Pledged Collateral. Upon any sale of any Pledged
          --------------------------------
Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

     20.  Indemnity.  Each Pledgor jointly and severally agrees to indemnify and
          ---------
hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees and agents (individually an "Indemnitee," and
                                                            ----------
collectively the "Indemnitees") from and against any and all claims, demands,
                  -----------
losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from any investigation, litigation or proceeding related to this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under the other Loan Documents, the Management Loan Guaranty, the Bastet/Mission Guaranty or the Interest Rate Protection Agreements, provided that such Pledgor shall not be required to indemnify any Indemnitee in respect of any claims, demands, losses, judgments, liabilities, costs or expenses arising from the gross negligence or willful misconduct of such Indemnitee. If and to the extent that the obligations of each Pledgor under this Section 20 are unenforceable for
                                                ----------
any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. Each Pledgor agrees that upon written notice by any Indemnitee of the assertion of any liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, such Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Pledgor of any such assertion of which such Indemnitee has knowledge.

     21.  Expense.  Each Pledgor will upon demand pay to the Pledgee the amount
          -------
of any and all reasonable expenses and the reasonable fees and expenses of its counsel (including, without duplication, the allocated cost of staff counsel) and of any experts and agents, which the Pledgee may incur in connection with
(a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (b) the exercise or enforcement of any of the rights of the Pledgee or any other Secured Creditor hereunder; or
(c) the failure by any Pledgor to perform or observe any of the provisions hereof.

     22.  Notices.  All notices, requests and other communications hereunder
          -------
shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, transmitted by facsimile, or delivered:

          (a) if to any Pledgor, to the address or facsimile number specified for notices on the applicable signature page hereof;

          (b)  if to the Pledgee, at:

               Bank of America, N.A.
               901 Main Street, 64/th/ Floor
               Dallas, Texas  75202
               Attention:  Roselyn Drake
               Tel: (214) 209-0988
               Fax: (214) 209-9390;

          (c) if to any Bank (other than the Pledgee), at such address or facsimile number as such Bank shall have specified in the Credit Agreement;

          (d) if to any Interest rate Protection Creditor, at such address or facsimile number as such Interest Rate Protection Creditor shall have specified in writing to each Pledgor and the Pledgee;

          (e)  if to the Management Loan Creditor, at:

               Bank of America, N.A.
               767 Fifth Avenue
               New York, New York 10153
               Attention:  Linda Zambelli
               Tel: (212) 407-5338
               Fax: 212) 407-5961;

          (f) if to any Bastet/Mission Creditor, at such address or facsimile number as such Bastet/Mission Creditor shall have specified in writing to each Pledgor and the Pledgee;

          (g) or at such address or facsimile number as shall have been furnished in writing by any Person described above to the party giving such notice or making such request or other communication hereunder.

     23.  No Waiver. No delay on the part of the Pledgee or any other Secured
          ---------
Creditor in exercising or enforcing any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by the Pledgee or any other Secured Creditor with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the right of the Pledgee or any other Secured Creditor to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand (except as expressly set forth in this Agreement or to the extent required by law) or prejudice the rights of the Pledgee or any other Secured Creditor hereunder or the rights of the Pledgee or any other Secured Creditor under any of the other Secured Debt Documents as against any Pledgor in any respect.

     24.  Amendments, Waivers and Consents. No amendment or waiver of any
          --------------------------------
provision of this Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee (with the consent of the Majority Banks or, to the extent required by Section 11.01(a)(vii) of the Credit Agreement, with the consent of each of the Banks), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however, that no such change, waiver, modification or variance
       ----------------
shall be made to Section 18 hereof or this Section 24 without the consent of
                 ----------                ----------
each Secured Creditor adversely affected thereby, and provided further, that any
                                                      ----------------
change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors.

     25.  Pledgors' Obligations Absolute. The obligations of each Pledgor under
          ------------------------------
this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

          (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

          (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

          (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

     26.  Continuing Security Interest. This Agreement shall create a continuing
          ----------------------------
first priority security interest in the Pledged Collateral, and shall (a) remain in full force and effect until the Lien Termination Date; (b) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the obligee of the Obligations, all as though such payment or performance had not been made; (c) be binding upon each Pledgor, its successors and assigns; and
(d) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Secured Creditors and their respective successors, transferees and assigns. Upon the occurrence of the Lien Termination Date, each Pledgor shall be entitled to the return, upon its request and at its expense and without recourse, representation or warranty, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     27.  Actions Requiring FCC Approval.
          ------------------------------

          (a) Notwithstanding anything to the contrary contained in this Agreement, or any of the documents executed pursuant hereto, the Pledgee will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in any assignment of any FCC license or any transfer of control of the holder of any FCC license if such assignment of such license or such transfer of control would require under then existing law (including the Communications Act or the written policies, rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval. In connection with this
     Section 27(a), the Pledgee shall be entitled to rely upon the advice of FCC
     -------------
     counsel of the Pledgee's choice with respect to such assignment or transfer whether or not the advice rendered is ultimately determined to have been accurate.

          (b) If an Event of Default shall have occurred and be continuing, each Pledgor shall take any action that the Pledgee may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Pledged Collateral to the Pledgee or to such one or more third parties as the Pledgee may designate, or to a combination of the foregoing. To enforce the provisions of this Section 27, after an Event of Default shall have occurred and be continuing, the Pledgee is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary assignment or transfer of control of any entity whose Pledged Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom the Pledged Collateral will be assigned and control will ultimately be transferred. Each Pledgor agrees to cooperate with any such purchaser and with the Pledgee in the preparation, execution and filing of any applications and other documents and providing any information that may be necessary or helpful in obtaining the FCC's consent to the assignment to such purchaser of the Pledged Collateral. Each Pledgor hereby agrees to consent to any such involuntary transfer of control upon the request of the Pledgee after and during the continuation of an Event of Default and, without limiting any rights of the Pledgee under this Agreement, to authorize the Pledgee to nominate a trustee or receiver to assume control of the Pledged Collateral, subject only to required judicial, FCC or other consent required by any Governmental Authority, in order to effectuate the transactions contemplated in this Section 27. Such
                                                               ----------
     trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Pledgee under this Agreement. Each Pledgor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

          (c) Each Pledgor shall use its best efforts to assist in obtaining consent or approval of the FCC and any other Governmental Authority, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the transferor's or assignor's portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Pledged Collateral.

          (d) Each Pledgor hereby acknowledges and agrees that the Pledged Collateral is a unique asset and that a violation of any Pledgor's covenant to cooperate with respect to any regulatory consents would result in irreparable harm to the Pledgee for which monetary damages are not readily ascertainable. Each Pledgor further agrees that, because of the unique nature of its undertakings in this Section 27, the same may be specifically
                                        ----------
     enforced, and it hereby waives, and agrees to waive, any claim or defense that the Pledgee would have an adequate remedy at law for the breach of such undertakings.

          (e) Without limiting the obligations of any Pledgor hereunder in any respect, each Pledgor further agrees that if such Pledgor, upon or after the occurrence of an Event of Default, should fail or refuse to execute any application or other document necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Pledgee hereunder, such Pledgor agrees that such application or other document may be executed on such Pledgor's behalf by the clerk or other representative of any court or other forum in any competent jurisdiction without notice to such Pledgor pursuant to an order of such court or forum.

     28.  Termination; Release.
          --------------------

          (a) It is expressly acknowledged and agreed that the Liens and security interests granted under this Agreement for the benefit of the Secured Creditors (i) prior to the Lien Termination Date, (x) shall be released by the Pledgee, without the necessity of the consent of any Secured Creditor, upon the consummation of any transaction permitted by
     Section 8.03 of the Credit Agreement (including as permitted pursuant to any amendment or waiver to Section 8.03 in accordance with the terms of the Credit Agreement), but in each case only with respect to that portion of the Pledged Collateral subject to such transaction and not including the proceeds thereof, and (y) may be released by the Pledgee, with the consent of the Majority Banks or, to the extent required by Section 11.01(a)(vii) of the Credit Agreement, with the consent of each of the Banks, with respect to all or any portion of the Pledged Collateral and (ii) shall be released on the Lien Termination Date with respect to all of the Pledged Collateral pursuant to paragraph (b) of this Section 28. Upon any release
                                                  ----------
     of the type described in the immediately preceding sentence, the Pledgee shall, at the request and expense of the Pledgors, release the Pledged Collateral being released and execute and deliver to the Pledgors such instrument or instruments acknowledging the release of such Pledged Collateral from this Agreement as reasonably requested by such Pledgor, and will duly assign, transfer and deliver to the respective Pledgor (without recourse and without any representation or warranty) such of the Pledged Collateral that is to be released as described above and is in the possession of the Pledgee.

          (b) Following the Lien Termination Date, this Agreement shall terminate, (provided that all indemnities set forth herein including, without limitation, Section 20 hereof, shall survive any such termination)
                         ----------
     and the Pledgee, at the request and expense of the Pledgors, will execute and deliver to the Pledgors such instrument or instruments acknowledging the satisfaction and termination of this Agreement as reasonably requested by the Pledgor, and will duly assign, transfer and deliver to the Pledgors (without recourse and without any representation or warranty) such of the Pledged Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.

          (c) At any time that the Pledgors desire that Pledged Collateral be released as provided in the foregoing Section 28(a) or (b), it shall, upon
                                           -------------    ---
     the request of the Pledgee, deliver to the Pledgee a certificate signed by a Responsible Officer stating that the release of the respective Pledged Collateral is permitted pursuant to Section 28(a) or (b), as the case may
                                         -------------   ----
     be.

          (d) The Pledgee shall have no liability whatsoever to any Secured Creditor as a result of any release of any Pledged Collateral by it in accordance with this Section 28.
                          ----------

     29.  Severability.  If for any reason any provision or provisions hereof
          ------------
are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     30.  Waiver of Jury Trial. EACH PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE
          --------------------
TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT.

     31.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     32.  Joinder.
          -------

          (a) Each Pledgor shall cause each of its Subsidiaries that may from time to time be formed and that is not already a party hereto to become a "Pledgor" hereunder by executing and delivering to the Pledgee a Joinder to Pledge and Security Agreement in substantially the form of Annex B hereto.
                                                                -------
     Any such Subsidiary shall thereafter be deemed a "Pledgor" for all purposes under this Agreement.

          (b) Each Pledgor further agrees to take such actions as the Pledgee reasonably deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to the validity and enforceability of any such pledge hereunder, any such Subsidiary that is to become a party hereto and such other matters as may be reasonably requested by the Pledgee, in each case promptly upon request of the Pledgee.

     33.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterpart originals executed by all the parties hereto shall be delivered to the Pledgee, and a copy thereof shall be furnished to the Borrower or any other Pledgor promptly upon request therefor.

     34.  Headings Descriptive.  The headings of the several sections of this
          --------------------
Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

      [Remainder of page intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:

NEXSTAR FINANCE, L.L.C.
NEXSTAR BROADCASTING GROUP, L.L.C.
NEXSTAR BROADCASTING OF ABILENE, INC.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, INC.
NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
ERC HOLDINGS, INC.
NEXSTAR BROADCASTING OF ERIE, INC.
NEXSTAR BROADCASTING OF JOPLIN, INC.
NEXSTAR BROADCASTING OF LOUISIANA, INC.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.
NEXSTAR MIDWEST HOLDINGS, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
NEXSTAR BROADCASTING OF PEORIA, INC.
NEXSTAR BROADCASTING OF ROCHESTER, INC.
NEXSTAR BROADCASTING OF WICHITA FALLS, INC.
NEXSTAR FINANCE HOLDINGS, INC.
NEXSTAR FINANCE HOLDINGS, L.L.C.
NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING GROUP, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.


By:/s/ PERRY SOOK
   ---------------------------------
   Title: PRESIDENT                 of
         ---------------------------
         each of the above-named entities

Address of all Pledgors:
200 Abington Executive Park, Suite 201
Clarks Summit, Pennsylvania  18411
Attention:  Perry Sook
Telephone: (570) 586-5400
Facsimile:  (570) 586-8745


                [Pledge and Security Agreement Signature Page]

Pledgee:

BANK OF AMERICA, N.A.,

as Collateral Agent

By: /s/ Roselyn Drake
   ------------------------
Title: Managing Director








                [Pledge and Security Agreement Signature Page]

                                   SCHEDULE A
                                       TO
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

                       DESCRIPTION OF PLEDGED COLLATERAL
                       ---------------------------------

     Attached to and forming a part of that Pledge and Security Agreement, dated as of January 12, 2001, made by Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), and the direct or indirect
                                ------
subsidiaries of the Parent from time to time parties thereto in favor of Bank of America, N.A., as Collateral Agent.

Nexstar Broadcasting Group, L.L.C.

I.   Pledged Stock
                             Class      Stock       Percentage   Number
          Stock               of      Certificate      of          Of      Par
          Issuer             Stock       No(s).     Ownership    Shares   Value
--------------------------  -------   -----------   ----------   ------   -----

Nexstar Broadcasting of     Common         1           100%        100     $.01
Northeastern
Pennsylvania, Inc.

Nexstar Broadcasting of     Common         1           100%        100     $.01
Joplin, Inc.

Nexstar Broadcasting of     Common         1           100%        100     $.01
Erie, Inc.

Nexstar Broadcasting of     Common         1           100%        100     $.01
Beaumont/Port Arthur, Inc.

Nexstar Broadcasting of     Common         1           100%        100     $.01
Wichita Falls, Inc.

Nexstar Broadcasting of     Common         1           100%      1,000     $.01
Rochester, Inc.

Nexstar Broadcasting of     Common         1           100%      1,000     $.01
Abilene, Inc.

ERC Holdings, Inc.          Common         1           100%      1,000     $.01

Nexstar Midwest Holdings,   Common         1           100%      1,000     $.01
Inc.

Nexstar Broadcasting of     Common         1           100%      1,000     $.01
Champaign, Inc.

Nexstar Broadcasting of     Common         1           100%      1,000     $.01
Peoria, Inc.

Nexstar Broadcasting of     Common         1           100%      1,000     $.01
Midland-Odessa, Inc.

Nexstar Broadcasting of     Common         1           100%      1,000     $.01
Louisiana, Inc.

II.  Notes

              Maker                               Principal Amount
--------------------------------                  ----------------

Nexstar Finance Holdings, L.L.C.                   $11,335,000.00

Nexstar Finance Holdings, L.L.C.                   $20,531,000.00

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Northeastern Pennsylvania, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Joplin, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Erie, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests


Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings             N/A                    1,000 Class B
L.L.C

Nexstar Broadcasting of Beaumont/Port Arthur, Inc.


I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests


Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Wichita Falls, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Rochester, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Abilene, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

ERC Holdings, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage Of Ownership    Class of LLC Interest
-------------------------   -----------------------   ------------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C

Nexstar Midwest Holdings, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Champaign, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Peoria, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Midland-Odessa, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Broadcasting of Louisiana, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Finance Holdings,              N/A                  1,000 Class B
L.L.C.

Nexstar Finance Holdings, L.L.C.

I.   Pledged Stock

                             Class      Stock       Percentage   Number
          Stock               of      Certificate      of          Of      Par
          Issuer             Stock       No(s).      Ownership    Shares   Value
--------------------------  -------   -----------   ----------   ------   -----

Nexstar Finance Holdings,   Common         1           100%      1,000     $.01
Inc.

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership    Class of LLC Interest
-------------------------   -----------------------    ---------------------

Nexstar Finance, L.L.C.              100%                     Common

Nexstar Finance Holdings, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Finance L.L.C.

I.   Pledged Stock

                             Class      Stock       Percentage   Number
          Stock               of      Certificate      of          Of      Par
          Issuer             Stock       No(s).      Ownership    Shares   Value
--------------------------  -------   -----------   ----------   -------  ------

Nexstar Finance, Inc.       Common         1           100%      1,000     $.01

Entertainment Realty
Corporation                 Common         9           100%      3,200    $5.00

Nexstar Broadcasting of
the Midwest, Inc.           Common        NEX-2        100%        100     $.01

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

Pledged Limited Liability
        Companies           Percentage of Ownership     Class of LLC Interest
-------------------------   -----------------------     ---------------------

Nexstar Broadcasting of              100%                     Common
Northeastern Pennsylvania,
L.L.C.

Nexstar Broadcasting of              100%                     Common
Joplin, L.L.C.

Nexstar Broadcasting of Erie,        100%                     Common
L.L.C.

Nexstar Broadcasting of              100%                     Common
Beaumont/Port Arthur, L.L.C.

Nexstar Broadcasting of              100%                     Common
Wichita Falls, L.L.C.

Nexstar Broadcasting of              100%                     Common
Rochester, L.L.C.

Nexstar Broadcasting of              100%                     Common
Abilene, L.L.C

Nexstar Broadcasting of              100%                     Common
Champaign, L.L.C

Nexstar Broadcasting of              100%                     Common
Peoria, L.L.C.

Nexstar Broadcasting of              100%                     Common
Midland-Odessa, L.L.C.

Nexstar Broadcasting of              100%                     Common
Louisiana, L.L.C.

Nexstar Finance, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Joplin, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Erie, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Wichita Falls, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Rochester, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Abilene, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Entertainment Realty Corporation

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of the Midwest, Inc.

I.   Pledged Stock

                             Class      Stock       Percentage   Number
          Stock               of      Certificate      of          Of      Par
          Issuer             Stock       No(s).     Ownership    Shares   Value
--------------------------  -------   -----------   ----------   ------   -----

Nexstar Broadcasting
Group, Inc.                 Common         3           100%        100     $.01

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Champaign, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Peoria, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Midland-Odessa, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting of Louisiana, L.L.C.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

Nexstar Broadcasting Group, Inc.

I.   Pledged Stock

     None

II.  Notes

     None

III. Partnership Interests

     None

IV.  LLC Interests

     None

                                   SCHEDULE B
                                       TO
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

                                OFFICE LOCATIONS
                                ----------------

      Pledgor                   Office Locations               County
-----------------------      ---------------------------    ------------

NEXSTAR BROADCASTING         200 Abington Executive Park      Lackawanna
GROUP, L.L.C.                Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o WBRE                          Buchanan
NORTHEASTERN PENNSYLVANIA,   409 Lackawanna Avenue
INC.                         Scranton, PA 18503

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o KSNF                          Jasper
JOPLIN, INC.                 1502 Cleveland
                             Joplin, MO 64802

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o WJET                           Erie
ERIE, INC.                   8455 Peach Street
                             Erie, PA 16509

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o KBTV                         Jefferson
BEAUMONT/PORT ARTHUR, INC.   2900 17th Street
                             Port Arthur, TX 77642

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411





                  Schedule B to Pledge and Security Agreement

      Pledgor                   Office Locations               County
-----------------------      --------------------------     ------------

NEXSTAR BROADCASTING OF      c/o KFDX                          Wichita
WICHITA FALLS, INC.          4500 Seymour Highway
                             Wichita Falls, TX 76309

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o WROC                          Monroe
ROCHESTER, INC.              201 Humboldt Street
                             Rochester, NY 14610

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o KTAB                          Taylor
ABILENE, INC.                5401 South 14th Street
                             Abilene, TX 79606

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

ERC HOLDINGS, INC.           200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411


NEXSTAR MIDWEST HOLDINGS,    c/o WTWO                          Sullivan
INC.                         10849 N. U.S. Highway 41
                             Farmersburg, IN 47850

                                     And

                             c/o KQTV                          Buchanan
                             40th and Faraon
                             St. Joseph, MO 64506

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o WCIA
NEXSTAR BROADCASTING OF      509 South Neil                    Champaign
CHAMPAIGN, INC.              Champaign, IL 61820



                  Schedule B to Pledge and Security Agreement

      Pledgor                   Office Locations               County
-----------------------      --------------------------     ------------

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o WMBD
NEXSTAR BROADCASTING OF      3131 N, University Street         Peoria
PEORIA, INC.                 Peoria, IL 61604

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o KMID
NEXSTAR BROADCASTING OF      3200 LeForce Blvd.                Midland
MIDLAND-ODESSA, INC.         Midland, TX 79711

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o KTAL
NEXSTAR BROADCASTING OF      1502 Cleveland                  Caddo Parish
LOUISIANA, INC.              Shreveport, LA 71107

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR FINANCE HOLDINGS,    200 Abington Executive Park      Lackawanna
L.L.C.                       Suite 201
                             Clarks Summit, PA 18411

NEXSTAR FINANCE HOLDINGS,    200 Abington Executive Park      Lackawanna
INC.                         Suite 201
                             Clarks Summit, PA 18411

NEXSTAR FINANCE, L.L.C.      200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR FINANCE, INC.        200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411



                  Schedule B to Pledge and Security Agreement

      Pledgor                   Office Locations               County
--------------------------   --------------------------     ------------

                             c/o WBRE
NEXSTAR BROADCASTING OF      409 Lackawanna Avenue            Lackawanna
NORTHEASTERN PENNSYLVANIA,   Scranton, PA 18503
L.L.C.

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o KSNF                           Jasper
JOPLIN, L.L.C.               1502 Cleveland
                             Joplin, MO 64802

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o WJET                           Erie
ERIE, L.L.C.                 8454 Peach Street
                             Erie, PA 16509

                             c/o WFXP                           Erie
                             8455 Peach Street
                             Erie, PA 16509

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o KBTV                          Jefferson
BEAUMONT/PORT ARTHUR,        2900 17th Street
L.L.C.                       Port Arthur, TX 77642

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o KFDX                           Wichita
WICHITA FALLS, L.L.C.        4500 Seymour Highway
                             Wichita Falls, TX 76309

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411



                 Schedule B to Pledge and Security Agreement

      Pledgor                   Office Locations               County
-----------------------      --------------------------     ------------

NEXSTAR BROADCASTING OF      c/o WROC                           Monroe
ROCHESTER, L.L.C.            201 Humboldt Street
                             Rochester, NY 14610

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF      c/o KTAB                           Taylor
ABILENE, L.L.C.              5401 South 14th Street
                             Abilene, TX 79606

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

ENTERTAINMENT REALTY         200 Abington Executive Park      Lackawanna
CORPORATION                  Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING OF THE  c/o WTWO                          Sullivan
MIDWEST, INC.                10849 N. U.S. Highway 41
                             Farmersburg, IN 47850

                                     And

                             c/o KQTV                          Buchanan
                             40th and Faraon
                             St. Joseph, MO 64506

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o WCIA
NEXSTAR BROADCASTING OF      509 South Neil                    Champaign
CHAMPAIGN, L.L.C.            Champaign, IL 61820

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o KMID
NEXSTAR BROADCASTING OF      3131 N. University St.             Peoria
PEORIA, L.L.C.               Peoria, IL 61604



                  Schedule B to Pledge and Security Agreement

       Pledgor                    Office Locations             County
-----------------------      --------------------------     ------------

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o KMID
NEXSTAR BROADCASTING OF      3200 LeForce Blvd.                Midland
MIDLAND-ODESSA, L.L.C.       Midland, TX 79711

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

                             c/o KTAL
NEXSTAR BROADCASTING OF      3150 N. Market                  Caddo Parish
LOUISIANA, L.L.C.            Shreveport, LA 71107

                             200 Abington Executive Park      Lackawanna
                             Suite 201
                             Clarks Summit, PA 18411

NEXSTAR BROADCASTING         200 Abington Executive Park      Lackawanna
GROUP, INC.                  Suite 201
                             Clarks Summit, PA 18411













                  Schedule B to Pledge and Security Agreement

                                    ANNEX A
                                      TO
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

                  SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT
                  -------------------------------------------

     This Supplement to Pledge and Security Agreement, dated as of ________________, is delivered pursuant to Section 7(c) of the Pledge and
                                           ------------
Security Agreement referred to below.

                                   RECITALS:

     A. Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), and the direct or indirect subsidiaries of the Parent
              ------
from time to time parties thereto have executed and delivered that certain Pledge and Security Agreement, dated as of January 12, 2001 in favor of Bank of America, N.A., as Collateral Agent (as amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used but not defined herein
                   ---------
have the meanings assigned to such terms therein.

     B. Pursuant to Section 7(c) of the Agreement, each Pledgor has agreed to, upon obtaining any additional Ownership Interests, promptly execute and deliver a Supplement to Pledge and Security Agreement in order to identify such additional Ownership Interests which have been pledged pursuant to Section
                                                                   -------
2(a)(ii), (b)(vii) and (c)(vii) of the Pledge and Security Agreement.
--------  --------     --------

     C. The undersigned desires to execute and deliver this Supplement to Pledge and Security Agreement to satisfy such requirement.

     NOW, THEREFORE, IT IS AGREED:

     1.   Pledged Collateral.  The undersigned agrees that the securities listed
          ------------------
on Schedule A attached hereto are part of the Pledged Collateral and are subject
   ----------
to the pledge and security interest created by the Agreement.

     2.   Representations and Warranties.  The undersigned hereby certifies that
          ------------------------------
the representations and warranties set forth in Section 5 of the Agreement are
                                                ---------
true and correct as to the Pledged Collateral listed herein on and as of the date hereof.

                                        [NAME OF PLEDGOR]

                                        By:_____________________________
                                        Title:__________________________

                   Annex A to Pledge and Security Agreement

           SCHEDULE A TO SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

I.   Stock
                            Class        Stock     Percentage     Number
         Stock               of       Certificate      of           Of           Par
         Issuer             Stock        No(s).     Ownership     Shares        Value
-----------------------  -----------  -----------  -----------  -----------  -----------


II.  Notes
                                                                              Principal
        Lender                                Borrower             Date        Amount
------------------------------------  ------------------------  -----------  -----------

III. Partnership Interests

  Pledged Partnerships      Percentage of Ownership    Class of Partnership Interest
-----------------------  ---------------------------- --------------------------------

IV.  LLC Interests

    Pledged Limited
  Liability Companies      Percentage of Ownership         Class of LLC Interest
-----------------------  ---------------------------- --------------------------------

                   Annex A to Pledge and Security Agreement

                                    ANNEX B
                                       TO
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

                    JOINDER TO PLEDGE AND SECURITY AGREEMENT
                    ----------------------------------------


          THIS JOINDER TO PLEDGE AND SECURITY AGREEMENT, dated as of _________________, is made by the undersigned pursuant to Section 32 of the Pledge and Security Agreement described below.

                                   RECITALS:

     A. Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), and the direct or indirect subsidiaries of the Parent
              ------
from time to time parties thereto have executed and delivered that certain Pledge and Security Agreement, dated as of January 12, 2001 in favor of Bank of America, N.A., as Collateral Agent (as amended, modified or supplemented from time to time and including this and any other Joinders to Pledge and Security Agreement executed from time to time, the "Agreement"). Capitalized terms used
                                           ---------
but not defined herein have the meanings assigned to such terms therein.

     B. Pursuant to Section 32 of the Agreement, each Pledgor has agreed, among other things, to cause each of its Subsidiaries that may from time to time be formed and that is not already a party thereto to become a party to the Agreement by executing and delivering to the Pledgee a Joinder to Pledge and Security Agreement.

     C. The undersigned desires to execute and deliver this Joinder to Pledge and Security Agreement to satisfy such requirement.

     NOW, THEREFORE, IT IS AGREED:


     1.   Joinder.  By executing and delivering this Joinder to Pledge and
          -------
Security Agreement, the undersigned hereby becomes a party to the Agreement as a "Pledgor" thereunder, and hereby expressly and jointly and severally assumes all
 -------
obligations and liabilities of a "Pledgor" under the Agreement.
                                  -------

     2.   Pledged Collateral.  The undersigned hereby agrees that the [Stock]
          ------------------
[Notes][Partnership Interests][LLC Interests] listed on Schedule A attached
                                                        ----------
hereto shall be and become part of the Pledged Collateral referred to in the Agreement and shall secure all Obligations.

     3.   Pledge.  To secure the Obligations, the undersigned hereby pledges to
          ------
the Pledgee for the benefit of the Secured Creditors, and grants to the Pledgee for the benefit of the Secured Creditors, a first priority security interest in all of the following:

                   Annex B to Pledge and Security Agreement

          (a)  (i)    All of the Securities outstanding on the date hereof;

               (ii) all additional Securities from time to time acquired (by purchase, stock dividend or otherwise) at any time or from time to time after the date hereof by such Pledgor and any other securities, options or rights received by such Pledgor pursuant to any reclassification, reorganization, increase or reduction of capital or stock dividend or in substitution of or in exchange for any of the Securities so that all of the issued and outstanding capital stock of any corporation owned by such Pledgor will continue to be pledged to the Pledgee; provided that no Pledgor shall be required at any time to
                       --------
          pledge hereunder (x) any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation, or (y) any Stock which represents more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote;

               (iii) the certificates or instruments representing the Securities referred to in clauses (a)(i) and (a)(ii) above; and

               (iv) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Securities referred to in clauses (a)(i) and (a)(ii) above.

          (b) All of the Partnership Interests and all of such Pledgor's right, title and interest in each Pledged Partnership, including without limitation:

               (i) all the capital thereof and such Pledgor's interest in all profits, losses, Partnership Assets (as defined below) and other distributions (other than distributions not prohibited by Section 8.10 of the Credit Agreement) to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

               (ii) all other payments due or to become due to such Pledgor in respect of such Partnership Interests, whether under any limited partnership agreement or otherwise, and whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited partnership agreement or at law or otherwise in respect of such Partnership Interests;

               (iv) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

               (v) all of such Pledgor's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and

                   Annex B to Pledge and Security Agreement privilege of such Pledgor relating to such Partnership Interest, including any power to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

               (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

               (vii) all additional Partnership Interests at any time or from time to time after the date hereof acquired by such Pledgor in any manner; and

               (viii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

          (a) All of the LLC Interests and all of such Pledgor's right, title and interest in each Pledged Limited Liability Company, including without limitation:

               (i) all the capital thereof and such Pledgor's interest in all profits, losses, Limited Liability Company Assets (as defined below) and other distributions (other than distributions not prohibited by Section 8.10 of the Credit Agreement) to which such Pledgor shall at any time be entitled in respect of such LLC Interests;

               (ii) all other payments due or to become due to such Pledgor in respect of such LLC Interests, whether under any limited liability company agreement or otherwise, and whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited liability company agreement or at law or otherwise in respect of such LLC Interests;

               (iv) all present and future claims, if any, of such Pledgor against any Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;


                   Annex B to Pledge and Security Agreement

               (v) all of such Pledgor's rights under any limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such LLC Interests, including any power to terminate, cancel or modify any limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such LLC Interests and any Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

               (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

               (vii) all additional LLC Interests at any time or from time to time after the date hereof acquired by such Pledgor in any manner; and

               (viii) to the extent not otherwise included, all proceeds of any or all of the foregoing.


     4.   Representations and Warranties.  The undersigned represents and
          ------------------------------
warrants as follows:

     (a) All of the Stock owned by such Pledgor on the date hereof is described under such Pledgor's name in Schedule A hereto, which Stock consists of the
                               ----------
  number and class of Stock and constitute the percentage ownership of each class of Stock of the relevant Pledged Corporation as is described in Schedule
                                                                        --------
  A hereto.
  -


     (b) All of the Notes owned by such Pledgor on the date hereof are described under such Pledgor's name in Schedule A hereto.
                                         ----------

     (c) All of the Partnership Interests owned by such Pledgor on the date hereof are described under such Pledgor's name in Schedule A hereto, which
                                                    ----------
  Partnership Interests consist of the number and class of Partnership Interests and constitute the percentage ownership of each class of Partnership Interests of the relevant Pledged Partnership as is described on Schedule A hereto.
                                                         ----------

     (d) All of the LLC Interests held by such Pledgor on the date hereof are described under such Pledgor's name in Schedule A hereto, which LLC Interests
                                         ----------
  consist of the number and class of LLC Interests and constitute the percentage ownership of each class of LLC

                   Annex B to Pledge and Security Agreement

  Interests of the relevant Pledged Limited Liability Company as is described on Schedule A hereto.
  ----------

     (e) All of the shares and interests of Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests hereunder (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable and (iii) are not subject to any options, warrants, calls, preemptive rights or commitments of any character whatsoever relating to any of the Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests other than options in favor of the Parent.

     (f) Such Pledgor is the sole record and beneficial owner of the Pledged Collateral pledged by it hereunder, and has good and marketable title thereto, free and clear of any Lien except for the Lien created by this Joinder to Pledge and Security Agreement.

     (g) Such Pledgor has full power, authority, legal right and requisite authority to pledge, assign, transfer and deliver the Pledged Collateral being pledged by it to the Pledgee as provided herein.

     (h) This Joinder to Pledge and Security Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

     (i) The pledge, assignment and delivery to the Pledgee by such Pledgor of Pledged Collateral pursuant to this Joinder to Pledge and Security Agreement creates a valid and perfected first priority security interest in such Pledged Collateral and the proceeds thereof securing the payment of the Obligations, and subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include such Pledged Collateral (other than Permitted Liens).

     (j) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Joinder to Pledge and Security Agreement or for the execution, delivery or performance of this Joinder to Pledge and Security Agreement by such Pledgor or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Joinder to Pledge and Security Agreement or the remedies in respect of the Pledged Collateral pursuant to this Joinder to Pledge and Security Agreement (except as may be required (x) in connection with such disposition by laws affecting the offering and sale of securities generally and (y) by the Communications Act of 1933, as amended, and the rules, regulations and policies of the FCC).

                   Annex B to Pledge and Security Agreement

     (k) The execution, delivery and performance of this Joinder to Pledge and Security Agreement is not in conflict with and does not violate any material instrument or agreement to which such Pledgor is a party or by which such Pledgor is bound.

     (l) To each Pledgor's knowledge, each of the Pledged Notes constitutes, or when executed by the obligor thereof, will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may by limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     (m) Each limited partnership agreement or limited liability company agreement is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms and, together with this Joinder to Pledge and Security Agreement, contains the entire agreement among the Pledgors relating to the subject matter thereof. No Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any limited partnership agreement or limited liability company agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. At no time in the past has any Pledgor been in default for the payment of any portion of a mandatory capital contribution or in violation of any other material provisions of any limited partnership agreement or limited liability company agreement to which such Pledgor is a party or otherwise in default or violation thereunder other than those which have been cured or waived prior to the date of this Joinder to Pledge and Security Agreement. No Pledged Partnership Interest or Pledged LLC Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto. There are no certificates, instruments, documents or other writings (other than the limited partnership agreements and certificates delivered to the Pledgee) which evidence any Partnership Interest or LLC Interest of such Pledgor.

     (n) There are no currently effective financing statements under the Uniform Commercial Code covering any property which is now or hereafter may be included in the Pledged Collateral.

     (o) The chief executive office and principal place of business of such Pledgor and the sole location where the records of such Pledgor with respect to the Pledged Collateral are kept are located at the address set forth for such Pledgor on Schedule A attached hereto.
                  ----------

     (p)  Except as described on Schedule A attached hereto, no Pledgor has or
                                 ----------
  operates nor has had or operated in any jurisdiction within the five year period preceding the date of this Joinder to Pledge and Security Agreement under any name except its legal name as set forth on the signature pages hereto.

                   Annex B to Pledge and Security Agreement

     5. Notices.  The notice address and facsimile number for the undersigned is
        -------
set forth on the applicable signature page hereof.

     6. Counterparts.  This Joinder to Pledge and Security Agreement may be
        ------------
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     7. Governing Law.  THIS SUPPLEMENT SHALL BE DEEMED TO BE MADE UNDER, SHALL
        -------------
BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder to Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                    [NEW PLEDGOR]



                                    By:___________________________
                                       Name:
                                       Title:

                                    Notice Address:
                                    _____________________________
                                    _____________________________
                                    _____________________________
                                    _____________________________
                                    Facsimile (___) _____________


                   Annex B to Pledge and Security Agreement

                                   SCHEDULE A
                                       to
                    JOINDER TO PLEDGE AND SECURITY AGREEMENT

I.   Stock
                            Class        Stock     Percentage     Number
         Stock               of       Certificate      of           Of           Par
         Issuer             Stock        No(s).     Ownership     Shares        Value
-----------------------  -----------  -----------  -----------  -----------  -----------


II.  Notes
                                                                              Principal
        Lender                                Borrower             Date        Amount
------------------------------------  ------------------------  -----------  -----------

III. Partnership Interests

  Pledged Partnerships      Percentage of Ownership    Class of Partnership Interest
-----------------------  ---------------------------- --------------------------------

IV.  LLC Interests

    Pledged Limited
  Liability Companies      Percentage of Ownership         Class of LLC Interest
-----------------------  ---------------------------- --------------------------------

V.   Chief Executive Office

VI.  Principal Place of Business

VII. Location where the records with respect to the Pledged Collateral are kept.

VIII. List of any names other than the legal name as set forth on the signature pages hereto which the Pledgor has or operates under or has had or has operated under in any jurisdiction within the five year period preceding the date of this Agreement.

                   Annex B to Pledge and Security Agreement